UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2023

TECH AND ENERGY TRANSITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40198	83-0781939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 W. 55th St.
New York, New York 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock, $0.0001 par value, and one-third of one redeemable warrant	TETCU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock included as part of the units	TETC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50 per share	TETCWS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting

On March 16, 2023, Tech and Energy Transition Corporation, a Delaware Corporation (the “Corporation”) held a special meeting (the “Special Meeting”), at which holders of 38,069,946 shares of the Corporation’s common stock (“Common Stock”), comprised of 28,495,396 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 9,575,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), were present in person or by proxy, representing approximately 79.11% of the voting power of the 48,125,000 issued and outstanding shares of common stock of the Company, comprised of 38,500,000 shares of Class A Common Stock and 9,625,000 shares of Class B Common Stock, entitled to vote at the Special Meeting at the close of business on February 9, 2023, which was the record date (the “Record Date”) for the Special Meeting. Stockholders of record as of the close of business on the Record Date are referred to herein as “Stockholders.”

Proposal 1

The Stockholders did not approve the proposal to amend the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to extend the date by which the Corporation must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (an “initial Business Combination”), or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock, from March 19, 2023, to September 19, 2023, or such earlier date as determined by the Board of Directors of the Corporation (such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
	17,613,245	20,433,645	23,056	N/A
Percentage of Common Stock entitled to vote thereon as of the Record Date	36.60%	42.46%	0.05%	N/A

Proposal 2

The Stockholders did not approve the proposal to amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that the Corporation may not redeem shares of Class A Common Stock to the extent that such redemption would result in the Corporation having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Corporation to redeem shares of Class A Common Stock irrespective of whether such redemption would exceed the Redemption Limitation (such proposal, the “Redemption Limitation Amendment Proposal”). The voting results for such proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
	20,225,245	17,821,645	23,056	N/A
Percentage of Common Stock entitled to vote thereon as of the Record Date	42.03%	37.03%	0.05%	N/A

Proposal 3

The Stockholders did not approve the proposal to proposal to amend the Certificate of Incorporation to set the date by which, upon the approval of the Extension Proposal, the Corporation must redeem shares of Class A Common Stock held by public stockholders who elect to redeem such shares prior to 5:00 p.m., Eastern Time, on April 3, 2023, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Corporation’s initial public offering, including interest (net of any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the trust account), divided by the number of then-issued and outstanding shares of Class A Common Stock, as April 5, 2023 (such proposal, the “Additional Redemption Rights Amendment Proposal”). The voting results for such proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
	8,038,245	20,433,645	23,056	N/A
Percentage of Class A Common Stock entitled to vote thereon as of the Record Date	20.88%	53.07%	0.06%	N/A

Proposal 4

The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the Extension Proposal, the Redemption Limitation Amendment Proposal or the Additional Redemption Rights Amendment Proposal, was approved by the requisite majority of votes cast by shareholders at the Special Meeting, as indicated below:

	For	Against	Abstain	Broker Non-Votes
	22,237,816	15,773,074	23,056	N/A
Percentage of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the Record Date	58.54%	41.46%	N/A	N/A

Although Proposal 4 was approved, the adjournment of the Special Meeting was not necessary because of the matters described in Item 8.01 below.

Item 8.01. Other Events.

As a result of the Extension Proposal not having been approved at the Special Meeting, the Corporation will not be able consummate an initial business combination by March 19, 2023, pursuant to the Corporation’s Amended and Restated Certificate of Incorporation, the Corporation will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares of the Corporation’s Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of the Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the holders of the Corporation’s Class B common stock and the Corporation’s Board of Directors, liquidate and dissolve.

Based on the balance of the Corporation’s trust account as of March 16, 2023, which was $391,919,051.81, after retaining interest earned on the funds deposited in the trust account to pay $100,000 of dissolution expenses, the per-share redemption price for the shares of the Class A Common Stock is expected to be approximately $10.18 (the “Redemption Amount”). All other costs and expenses associated with implementing the Corporation’s plan of dissolution will be funded from proceeds held outside of the trust account. The Corporation anticipates that (i) its shares of the Class A Common Stock, as well as its publicly traded units and warrants, will cease trading as of the close of business on March 27, 2023 and (ii) the Redemption Amount will be paid on March 29, 2023, to holders of the shares of the of the Class A Common Stock outstanding at the close of business on March 28, 2023, without any required action on their part, at which point such shares shall be deemed canceled and will represent only the right to receive the Redemption Amount. Following such redemption, the shares of the Class A Common Stock will no longer be outstanding and the Corporation’s warrants will expire in accordance with their terms upon the liquidation of the Corporation. Beneficial owners of the shares of the Class A Common Stock held in “street name,” will not need to take any action in order to receive their pro rata portion of the Redemption Amount. Holders of registered shares of the Class A Common Stock will need to present their respective shares of the Class A Common Stock to the Corporation’s transfer agent, Continental Stock Transfer & Trust Company, to receive their pro rata portion of the Redemption Amount. The Corporation has been advised that The Nasdaq Stock Market LLC (“Nasdaq”) will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Corporation’s securities. Thereafter, the Corporation will file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Forward Looking Statements

This report contains statements that constitute “forward-looking statements,” including, but not limited to, statements regarding the redemption of the shares of the Class A Common Stock, the Corporation’s cash position or cash held in the trust account, the Redemption Amount or the timing when the Corporation’s securities will cease trading on Nasdaq. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Corporation’s management. Actual results, including the Corporation’s cash position or cash held in the trust account or the Redemption Amount, could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Corporation’s filings with the SEC and the finalization of the calculation of taxes payable and dissolution expenses. All subsequent written or oral forward-looking statements attributable to the Corporation or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Corporation, including those set forth in the Risk Factors section of the Corporation’s Annual Report on Form 10-K filed with the SEC on June 29, 2022 and Quarterly Reports on Form 10-Q filed with the SEC on August 22, 2022, November 4, 2022 and February 21, 2023, and as those may be further amended and/or supplemented in subsequent filings with the SEC. Copies of such filings are available on the website of the SEC, www.sec.gov. The Corporation undertakes no obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECH AND ENERGY TRANSITION CORPORATION

By:	/s/ John Spirtos
	Name:	John Spirtos
	Title:	Chief Executive Officer and President

Dated: March 17, 2023

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